UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2015
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2015-C27
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
Starwood Mortgage Funding II LLC
Redwood Commercial Mortgage Corporation
RAIT Funding, LLC

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-12	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On February 25, 2015, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. The Class A-1, Class A-2, Class A-3A1, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C and Class EC Certificates (the “Public Certificates”), having an aggregate initial principal amount of $673,597,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”), Wells Fargo Securities, LLC (“Wells Fargo Securities”) and Drexel Hamilton, LLC (“Drexel” and, collectively with JPMS, Barclays Capital and Wells Fargo Securities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated February 5, 2015, among the Registrant and JPMS, for itself and on behalf of Barclays Capital, Wells Fargo Securities and Drexel. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On February 25, 2015, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $673,597,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $4,304,879.54, were approximately $746,277,820.58. Of the expenses paid by the Registrant, approximately $842,796.31 were paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $72,470.61 were paid to or for the Underwriters and $3,339,612.61 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On February 25, 2015, the Registrant sold the Class X-C, Class X-D, Class X-E, Class X-FG, Class X-NR, Class D, Class E, Class F, Class G, Class NR, Class Z and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $112,931,488, to JPMS and Barclays Capital, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated February 5, 2015, by and among the Depositor, JPMS and Barclays Capital. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On February 25, 2015, the Registrant sold the Class A-3A2 Certificates (the “Direct Sale Certificates”, and collectively with the Public Certificates and the Private Certificates, the “Certificates”), having an aggregate initial principal amount of $50,000,000, to JPMorgan Chase Bank, National Association (“JPMCB”), as purchaser, pursuant to a Certificate Purchase Agreement, dated February 5, 2015, between the Depositor and JPMCB. The Direct Sale Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “The Outlet Shoppes of the Bluegrass Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2014 (the “JPMBB 2014-C26 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. An executed version of the JPMBB 2014-C26 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2015-C27 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 44 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 91 commercial and multifamily properties. The Mortgage Loans were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of February 25, 2015 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 25, 2015 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Barclays, (iii) from Starwood Mortgage Funding II LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 25, 2015 and as to which an executed version is attached hereto as Exhibit 99.3 (the “Starwood Mortgage Loan Purchase Agreement”) between the Registrant, Starwood and Starwood Mortgage Capital LLC, (iv) from Redwood Commercial Mortgage Corporation (“Redwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 25, 2015 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant, Redwood and Redwood Trust, Inc. and (v) from RAIT Funding, LLC (“RAIT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 25, 2015 and as to which an executed version is attached hereto as Exhibit 99.5, between the Registrant and RAIT.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated February 5, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., Wells Fargo Securities, LLC and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C26 certificates, dated as of December 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 25, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 25, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 25, 2015, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 25, 2015, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of February 25, 2015, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Starwood Mortgage Capital LLC.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated as of February 25, 2015, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of February 25, 2015 between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 25, 2015	J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated February 5, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., Wells Fargo Securities, LLC and Drexel Hamilton, LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C26 certificates, dated as of December 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 25, 2015.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 25, 2015 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of February 25, 2015, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase	(E)

Commercial Mortgage Securities Corp., as purchaser.

99.2	Mortgage Loan Purchase Agreement, dated as of February 25, 2015, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3
Mortgage Loan Purchase Agreement, dated as of February 25, 2015, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Starwood Mortgage Capital LLC.
(E)

99.4
Mortgage Loan Purchase Agreement, dated as of February 25, 2015, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.
(E)

99.5	Mortgage Loan Purchase Agreement, dated as of February 25, 2015, between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)